PECO Electric and Gas Distribution Rate Cases March 31, 2010 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s
2009 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7.
Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18;
and (2) other factors discussed in filings with the Securities and Exchange Commission
(SEC) by Exelon Corporation and PECO Energy Company (Companies). Readers are
cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Electric Distribution Service –
Rate Case Filing Summary
Rate Base $3,236 million
Capital Structure / Metrics:
- Common Equity 53.18%
- Return on Equity (ROE) 11.75%
- Return on Rate Base (ROR) 8.95%
- Requested Revenue Increase $316 million
2011 Proposed electric distribution price increase
(1)
6.94%
(as a % of overall bill)
(1)  Excluding Alternative Energy Portfolio Standards (AEPS) and Default Service Surcharge.
• Filing Docket # R-2010-216-1575 available on Pennsylvania Public Utility Commission (PAPUC) website or www.peco.com/know
First electric distribution rate case since 1989
Act 129 Energy Efficiency & Smart Meter costs recovered separately via rider
Basis for revenue requirement is 2010 Budget with pro-forma adjustments
Rates will be effective January 1, 2011
Key Components of Rate Case Filing:

Gas Delivery Service –
Rate Case Filing Summary
Rate Base $1,100 million
Capital Structure / Metrics:
- Common Equity 53.18%
- Return on Equity (ROE) 11.75%
- Return on Rate Base (ROR) 8.95%
- Requested Revenue Increase $44 million
2011 Proposed gas price increase   5.28%
(as a % of overall bill)
Last gas rate case in 2008
Basis for revenue requirement is 2010 Budget with pro-forma adjustments
Rates will be effective January 1, 2011
Key Components of Rate Case Filing:
• Filing Docket # R-2010-216-1592 available on PAPUC website or www.peco.com/know

5.03
6.26
6.23
0.51
0.70
2.57
9.01
Electric Residential Rate Increases
2010 to 2011
January 1, 2011 January 1, 2010
Total = 14.7¢
Unit Rates (¢/kWh)
Proposed Total Bill
Increase ~11%
Total = 16.3¢
AEPS  ~0.6%
Default Service Surcharge
Mechanism based on results of
first two procurements      ~1.2%
Transmission surcharge
mechanism                        ~1.3%
Energy / Capacity
Competitive Transition
Charge
Transmission
Distribution
Distribution rate case ~8.2%
0.38
Energy Efficiency
Surcharge
Breakdown of 2010 to 2011
~11% Increase (On Total Bill)
Notes:
• Rates effective January 1, 2010 include Act 129 Energy Efficiency surcharge of 2%.
• Act 129 Smart Meter surcharge will be calculated following approval of PECO’s Smart Meter Plan expected in 2Q10.  The Smart Meter surcharge, which will likely be effective 3Q10, is expected to be less than 1% and is not expected to increase until 2Q/3Q of 2011. As a result, the Smart
Meter surcharge will have a minimal impact on rate increases effective January 1, 2011.
• Low income discounted rates were subsidized in the Power Purchase Agreement in 2010 and will be recovered through distribution rates in 2011.
0.29

Electric and Gas Rate Case Filings -
Tentative Schedule
Filed – March 31, 2010
Opposing Parties’ Testimony – June 2010
Rebuttal Testimony – July 2010
Hearings – August 2010
Administrative Law Judge (ALJ) Orders – October 2010
Final Order Expected – December 2010
New Rates Effective – January 1, 2011
Note: Dates are based on typical approach to rate cases but the PAPUC will set the actual schedule. Expect actual schedule to be set at pre-hearing with ALJ around mid-May.